1 Third Quarter 2016 Earnings Conference Call October 26, 2016

2 Forward-Looking Statements: This presentation contains statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. These remarks constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward-looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements. Assessments that BOK Financial’s acquisitions and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, changes in interest rates and interest rate relationships, demand for products and services, the degree of competition by traditional and non-traditional competitors, changes in banking regulations, tax laws, prices, levies, and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of September 30, 2016 unless otherwise noted.

3 Steven G. Bradshaw Chief Executive Officer

4 Third Quarter Summary: • Noteworthy items impacting Q3 profitability: • The energy credit environment continues to stabilize. Loan loss provision fell to $10 million this quarter and should remain near that level in Q4 assuming relative stability in commodities market. • Another record quarter for fees and commissions income. Good sequential growth from deposit account service charges and mortgage banking income. • Higher expenses partially driven by higher revenue levels as well as $5.0 million legal settlement expense, continued elevated FDIC expense (including surcharge on banks >$10 billion), increased MSR amortization expense due to strong refi market, and $1.2 million of Mobank-related expenses. • No share repurchase activity in Q3. • 11th consecutive year with a dividend increase – from 43 to 44 cents per share per quarter Q3 2016 Q2 2016 Q3 2015 Diluted EPS $1.13 $1.00 $1.09 Net income before taxes ($M) $107.1 $96.8 $109.9 Net income attributable to BOKF shareholders ($M) $74.3 $65.8 $74.9 $74.9 $59.6 $42.6 $65.8 $74.3 $1.09 $0.89 $0.64 $1.00 $1.13 3Q15 4Q15 1Q16 2Q16 3Q16 Net Income Net income attributable to shareholders Net income per share - diluted

5 Additional Details ($B) Q3 2016 Quarterly Growth Annualized Quarterly Growth Year over Year Growth Period-End Loans $16.5 0.4% 1.4% 7.1% Average Loans $16.4 1.1% 4.5% 8.3% Fiduciary Assets $41.2 3.3% 13.0% 9.0% Assets Under Management or in Custody $75.3 3.2% 12.6% 12.4% • Large end-of-quarter paydown in energy portfolio negatively impacted loan growth • Average loan growth continues in mid single digits • Continued strong asset gathering activities in wealth management

6 Steven Nell Chief Financial Officer Financial Overview

7 Net Interest Revenue Net Interest Margin ($mil) Q3 2016 Q2 2016 Q1 2016 Q4 2015 Q3 2015 Net Interest Revenue $187.8 $182.6 $182.6 $181.3 $178.6 Provision For Credit Losses $ 10.0 $ 20.0 $ 35.0 $ 22.5 $ 7.5 Net Interest Revenue After Provision $177.8 $162.6 $147.6 $158.8 $171.1 Net Interest Margin * 2.64% 2.63% 2.65% 2.64% 2.61% • Nonaccrual loans negatively impacted NIR by $2.5 million compared to Q3 2015 • Yield on AFS securities was 2.01%, down 3 basis points sequentially, flat year over year • Loan yields were 3.63%, up 5 basis point compared to the first quarter due to increased short term LIBOR rates, higher loan fees, and loan mix. * Note: 12 basis points of NIM dilution due to FHLB/Fed trade

8 Fees and Commissions Revenue, $mil Growth: Q2 16 Quarterly, Sequential Quarterly, Year over Year Trailing 12 Months Brokerage and Trading $38.0 (3.9)% 20.3% 7.9% Transaction Card 33.9 (2.9)% 4.4% 4.5% Fiduciary and Asset Management 34.1 (2.1)% 10.6% 5.1% Deposit Service Charges and Fees 23.7 4.6% 0.3% 1.6% Mortgage Banking 42.5 11.3% 28.3% 0.6% Other Revenue 13.1 (2.1)% (0.1)% 9.3% Total Fees and Commissions $185.3 1.0% 12.5% 4.4% Fee and commission revenue drivers: • Brokerage and trading: Lower investment banking revenue drives sequential decrease. 48% increase in derivative fees and commissions drives year over year increase. • Transaction card: Continued mid single digit year over year growth. • Fiduciary and asset management: Sequential decrease due to Q2 seasonal tax business; YOY and TTM growth due to Weaver acquisition and continued AUM growth. • Mortgage banking: Strong refinancing market continued in Q3, increased HomeDirect originations. Correspondent channel discontinued on 9/1/16

9 Expenses ($mil) Q3 2016 Q2 2016 Q3 2015 %Incr. Seq. %Incr. YOY Personnel Expense $143.2 $142.5 $129.1 0.5% 10.9% Other Operating Expense $118.9 $112.2 $ 95.6 6.0% 24.5% Total Operating Expense $262.1 $254.7 $224.6 2.9% 16.7% • Increase in personnel expense largely due to higher variable compensation costs (tied to revenue) as well as higher benefits cost • Increase in other operating expenses driven by legal expenses, mobank acquisition, increased FDIC expense, and higher MSR amortization within mortgage banking expenses • MSR Amortization up $1.7 million from Q2 and $4.7 million year over year. • October 2016 cost actions eliminate approximately $20 million from expense run rate in 2017 ($4-$5 million associated severance and other expense expected in Q4)

10 Other Balance Sheet Statistics Q3 2016 Q2 2016 Q3 2015 Period End AFS Securities $8.9 billion $8.8 billion $8.8 billion Average AFS securities $8.9 billion $8.9 billion $8.9 billion Period End Deposits $21.1 billion $20.8 billion $20.6 billion Average Deposits $20.8 billion $20.5 billion $20.7 billion Common Equity Tier 1 12.0% 11.9% 12.8% Tier 1 12.0% 11.9% 12.8% Total Capital Ratio 13.7% 13.5% 13.9% Leverage Ratio 9.1% 9.1% 9.6% Tangible Common Equity Ratio 9.2% 9.3% 9.8% Tangible Book Value per Share $45.12 $44.68 $43.52 • BOK Financial remains extremely well capitalized at quarter end. • Strong 6.5 percent annualized deposit growth in Q3

11 2016 and Preliminary 2017 Assumptions  Mid-single-digit loan growth  Stable net interest margin and net interest income  Loan loss provision $5-$15 million  Mid-single-digit revenue growth from fee-generating businesses on a trailing twelve month basis  Capital deployment through organic growth, acquisitions, dividends, and stock buybacks  Close Mobank acquisition - $102 million capital deployment  Approximately $4 million of one time charges related to October 2016 cost actions  Approximately $2 million contribution to BOKF Foundation  Mid-single-digit loan growth for the full year  Stable to increasing net interest margin and net interest income  Loan loss provision of $20-$30 million for the year  Mid-single-digit revenue growth from fee-generating businesses on a trailing twelve month basis  Capital deployment through organic growth, acquisitions, dividends, and stock buybacks  $0.04-$0.06 per share contribution from Mobank Q4 2016: Preliminary 2017:

12 Stacy Kymes EVP-Corporate Banking

13 Loan Portfolio by Geography ($mil) Sep 30 2016 Jun 30 2016 Seq. Loan Growth Sep 30 2015 YOY Loan Growth OK $6,014.3 $6,141.7 (2.1)% $5,782.5 4.0% TX 5,811.4 5,668.9 2.5% 5,426.4 7.1% NM 819.7 846.2 (3.1)% 812.7 0.9% AR 169.9 164.4 3.4% 171.3 (0.8)% CO 1,370.1 1,408.7 (2.7)% 1,340.4 2.2% AZ 1,477.4 1,373.2 7.6% 1,150.5 28.4% KC 801.9 803.8 (0.2)% 638.8 17.3% Total $16,464.8 $16,406.7 0.4% $15,367.4 7.1% • Texas and Arizona continue strong recent growth trend • Decrease in Oklahoma due to large paydown in energy portfolio • Loan growth excluding large paydown would have been over 1.5% for the quarter

14 Commercial Loan Growth ($mil) Sep 30 2016 Jun 30 2016 Seq. Loan Growth Sep 30 2015 YOY Loan Growth Energy $2,520.8 $2818.7 (10.6)% $2,838.2 (11.2)% Services 2,936.6 2,830.9 4.5% 2,706.6 9.3% Healthcare 2,085.1 2,051.1 1.7% 1,741.7 19.7% Wholesale/retail 1,602.0 1,533.0 4.5% 1,461.9 9.6% Manufacturing 499.5 595.4 (16.1)% 555.7 (10.1)% Other 476.2 527.4 (13.7)% 493.3 (7.7)% Total Commercial $10,120.2 $10,356.4 (2.3)% $9,797.4 3.3% • Weaker commercial loan growth due to large energy paydown, softness in general C&I. Excluding this paydown C&I would have been flat compared to Q2. • Manufacturing loans down due to impact of energy downturn.

15 Oil & Gas Producers 79% Midstream & Other 13% Energy Services 8% Energy At 9/30/16:  $4.9 billion commitments and $2.5 billion O/S  $200 million new commitments booked in Q3 2016  ~60/40 split between oil and gas  E&P line utilization 54%, compared to 60% at 6/30/16  Allowance for credit losses to period end loans: 3.67%, or over $90 million  Q3 energy chargeoffs $6.3 million  Cumulative chargeoffs in the 2014-2016 commodity cycle: $41 million ($M) As of Sep 30, 2016 As of Jun 30, 2016 As of Mar 31, 2016 As of Dec 31, 2015 Pass Performing Loans 1,869.6 74.2% 2,032.1 72.1% 2,197.9 72.6% 2,580.7 83.3% Special Mention 147.2 5.8% 197.5 7.0% 269.0 8.9% 325.7 10.5% Potential Problem Loans 361.1 14.3% 421.0 14.9% 403.0 13.3% 129.8 4.2% Nonaccrual Loans 143.0 5.7% 168.1 6.0% 159.5 5.3% 61.2 2.0% Total Energy Loans $2,520.8 $2,818.7 $3,029.4 $3,097.3

16 Commercial Real Estate ($mil) Sep 30 2016 Jun 30 2016 Seq. Loan Growth Sep 30 2015 YOY Loan Growth Residential Construction and Land Development $159.9 $157.6 1.5% $153.5 4.2% Retail 801.4 795.4 0.7% 769.4 4.1% Office 752.7 769.1 (2.1)% 626.2 20.2% Multifamily 873.8 787.2 11.0% 758.7 15.2% Industrial 838.0 645.6 29.8% 563.9 48.6% Other CRE 367.8 427.1 (13.9)% 363.4 1.2% Total CRE $3,793.6 $3,582.0 5.9% $3,235.1 17.3% • Continued strong growth across the CRE business • 50 percent of year over year growth outside of traditional BOKF footprint

17 Key Credit Quality Metrics $71.5 $85.9 $82.2 $79.1 $94.0 $17.8 $61.2 $159.6 $168.1 $143.0 $89.3 $147.1 $241.8 $247.2 $237.0 $- $50.0 $100.0 $150.0 $200.0 $250.0 3Q15 4Q15 1Q16 2Q16 3Q16 Nonaccrual Loans Other Non-Accruals Energy Non-Accruals 1.35% 1.43% 1.50% 1.54% 1.56% 1.20% 1.25% 1.30% 1.35% 1.40% 1.45% 1.50% 1.55% 1.60% 3Q15 4Q15 1Q16 2Q16 3Q16 Combined Allowance for Credit Losses to Period End Loans 0.05% 0.08% 0.56% 0.18% 0.15% -0.50% -0.30% -0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 3Q15 4Q15 1Q16 2Q16 3Q16 Net annualized charge offs to average loans Note: 10-yr NCO average is 36 bps  Stable credit environment in Q3  No signs of contagion/spillover of energy issues to other lending areas

18 Steven G. Bradshaw Chief Executive Officer Closing Remarks

19 Question and Answer Session